EXHIBIT 10-4

UNCONDITIONAL GUARANTY (By Entity)

          WHEREAS, the undersigned has requested BB&T Leasing Corporation (LESSOR) to lease equipment to:

SOUTHEAST POWER CORPORATION (LESSEE) and the LESSOR has leased and/or may in the future lease equipment by reason of such request and in reliance upon this guaranty. As used herein the term "equipment" shall include without limitation all forms and types of vehicles, airplanes, boats, machinery, fixtures and equipment.

          NOW, THEREFORE, in consideration of such lease of equipment and/or the lease in the future of equipment in its discretion by LESSOR to LESSEE (whether to the same, greater or lesser extent than the limit of this guaranty), the undersigned (who, if two or more in number, shall be jointly and severally bound) hereby unconditionally guarantees to LESSOR and its successors and assigns the punctual payment when due, with such sales or use taxes as may accrue thereon, of all rental payments, debts and obligations (including legal fees and expenses) of the LESSEE, now existing or hereafter arising under, and the performance by the LESSEE of all the terms and conditions of, any Equipment, Vehicle or other Lease, whether heretofore or hereafter entered into between LESSOR and LESSEE.

          The liability of the undersigned hereunder shall not exceed at any one time a total of $ 1,500,000.00.

The undersigned consents that the time or place of payment of any obligation of the LESSEE or of any terms or conditions of any Lease or of any security or collateral therefore may be changed or extended and may be renewed of accelerated, in whole or in part; that the LESSEE may be granted indulgences generally, that any provisions of any Lease may be modified or waived; that any party liable for the payment thereof (including but not limited to any co-guarantor) may be granted indulgences or released; that neither the death, bankruptcy nor disability of any one or more of the guarantors shall affect the continuing obligation of any other guarantor, and that no claim need be asserted against the personal representative, guardian, trustee in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent guarantor, all without notice to or further assent by the undersigned, who shall remain bound thereon, notwithstanding any such change, extension, renewal, acceleration, modification, indulgence, waiver or release.

          The undersigned expressly waives (a) notice of acceptance of this guaranty and of any transaction with LESSOR; (b) presentment and demand for payment of any of the obligations of LESSEE; (c) protest and notice of dishonor or of default to the undersigned or to any other party with respect to any of the obligations of the LESSEE or with respect to any security or collateral therefore; (d) all of the notices to which the undersigned might otherwise be entitled and (e) demand for payment under this guaranty.

          This is a guaranty of payment and not of collection and also a guaranty of performance. The liability of the undersigned on this guaranty shall be absolute, continuing, direct and immediate and not conditional or contingent upon the pursuit of any remedies against LESSEE or any other person, nor against collateral, securities or liens available to LESSOR, its successors or assigns. The undersigned waives any right to require that an action be brought against LESSEE or any other person or to require that resort be had to any security or collateral. If the obligations of the LESSEE are partially paid through the election of the LESSOR or its successors or assigns, to pursue any of the remedies mentioned in this paragraph or if such obligations are otherwise partially paid, the undersigned shall remain liable for any balance of such obligations up to the limit hereinabove stated.

          If the LESSEE is a corporation, this obligation covers all Leases, rental payments, debts and obligations to LESSOR purporting to be incurred or undertaken in behalf of such corporation by any officer or agent of said corporation without regard to the actual authority of such officer or agent.

          So long as this guaranty is in effect, the undersigned shall provide LESSOR with continuing periodic financial statements at intervals of not less than every year commencing on the date hereof. Such financial statements will consist of a balance sheet and statement of earnings of guarantor, will be dated within thirty (30) days of the date submitted to Lessor and will be prepared in accordance with generally accepted accounting principles.

          This guaranty shall be binding upon the undersigned, its successors and assigns unless and until (and then only with respect to future transactions or commitments) terminated by notice to that effect received by the LESSOR by certified or registered mail, addressed to the LESSOR at its then principal office. This obligation shall be construed in accordance with the laws of the State of North Carolina and when signed by more than one shall be the joint and several obligations of each.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized representatives to execute this Guaranty under seal, this 14th day of March, 2006.

THE GOLDFIELD CORPORATION

Name of Entity

	By:	/s/ Stephen R. Wherry

	Title	Treasurer

(ENTITY SEAL)

	Attest:	/s/Stephen R. Wherry

	Title	Assistant Secretary

Sharing of Information Notification

Unless you object in writing, BB&T Leasing Corporation will share information about you and your account(s) with Branch Banking & Trust Company and subsidiaries and affiliates. If you object, your objection must be sent to BB&T Leasing Corporation, PO Box 31273 Charlotte, NC 28231. Please include your company name, and/or your individual name, the address(s) to which your invoices are sent, Federal Taxpayer ID. or Social Security number (for individuals) and telephone number. Please allow us a reasonable period of time to update our database after receiving your objection. Not withstanding any objection, information about you and your accounts will be disclosed to BB&T, subsidiaries, affiliates and outside parties only in accordance with applicable laws.